UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 3, 2022 (December 30, 2021)

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dodge Street, Suite 3300 Omaha, Nebraska 68102 (Address and telephone number of principal executive offices, including zip code)
(857) 256-0079 (Registrant's telephone number, including area code)
Not Applicable (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOMN	The Nasdaq Stock Market LLC (NASDAQ Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 3, 2022, Boston Omaha Corporation (the “Company”) provided written notice to the Nasdaq Capital Market of the Nasdaq Stock Market LLC (“Nasdaq”) that the Company intends to voluntarily transfer the listing of its Class A common stock, $0.001 par value per share (the “Class A common stock”), from Nasdaq to the New York Stock Exchange (“NYSE”). The notice stated that the Company expects to voluntarily delist the Class A common stock from Nasdaq effective as of the close of trading on January 13, 2022 and to commence trading on the NYSE the following business day, January 14, 2022. The Class A common stock will continue to trade under the ticker symbol “BOMN”. Until the transfer of the listing to the NYSE is completed, the Class A common stock will continue to be traded on Nasdaq.

A copy of the press release issued by the Company in connection with the transfer of its listing is attached hereto as Exhibit 99.1.

ITEM 8.01	OTHER EVENTS.

On December 30, 2021, Link Media  Holdings, LLC ("Link"), a wholly-owned subsidiary of the Company, purchased the outdoor advertising assets of  Missouri Neon Outdoor, based in Springfield, MO. Missouri Neon Outdoor operates over 800 billboard faces in Missouri, Oklahoma and Arkansas. These assets complement Link’s Missouri and Oklahoma inventory, and add new territory for Link in Branson, Missouri as well as northwest Arkansas.  The transaction follows Link’s acquisition of the assets of Keleher Outdoor in Bartlesville, OK in November 2021 and Thomas Outdoor Advertising in Manhattan, KS earlier in 2021, which together added over 1,000 faces to the company’s existing mid-western footprint. With the Missouri Neon Outdoor acquisition, Link now operates over 7,400 billboard advertising faces in Georgia, Alabama, Florida, Wisconsin, West Virginia, Virginia, Illinois, Iowa, Missouri, Nebraska, Kansas, Nevada, Oklahoma and Arkansas.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press release dated January 3, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger,
Chief Financial Officer

Date: January 3, 2022

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